JOINDER AGREEMENT

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Registration Rights Agreement, dated as of January 20, 2021 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Registration Rights Agreement”), by and among Driven Equity LLC, RC IV Cayman ICW Holdings LLC and Driven Brands Holdings Inc. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Registration Rights Agreement.
By executing and delivering this Joinder Agreement to the Registration Rights Agreement, the undersigned hereby adopts and approves the Registration Rights Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming a Transferee of Registrable Securities, to be bound by and comply with the provisions of, the Registration Rights Agreement, including Section 2.12 therein, in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement.
The undersigned acknowledges and agrees that Article III of the Registration Rights Agreement is incorporated herein by reference, mutatis mutandis.
Accordingly, the undersigned has executed and delivered this Joinder Agreement as of the 29th day of December, 2021.

DRIVEN EQUITY SUB LLC

By: /s/ Stephen D. Aronson
Name: Stephen D. Aronson
Title: General Counsel and Secretary

AGREED AND ACCEPTED
as of the 29th day of December, 2021

DRIVEN EQUITY LLC

By: /s/ Stephen D. Aronson
Name: Stephen D. Aronson
Title: General Counsel and Secretary

RC IV CAYMAN ICW HOLDINGS LLC

By: /s/ Stephen D. Aronson
Name: Stephen D. Aronson
Title: Manager

DRIVEN BRANDS HOLDINGS INC.

By: /s/ Scott O’ Melia
Name: Scott O’Melia
Title: Executive Vice President, General
Counsel and Secretary